UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22853

StoneCastle Financial Corp.

(Exact name of registrant as specified in charter)

100 Fillmore Street, Suite 325

Denver, CO 80206

(Address of principal executive offices) (Zip code)

Sanjai Bhonsle, CEO
StoneCastle-ArrowMark Asset Management, LLC
100 Fillmore Street, Suite 325

Denver, CO 80206

(Name and address of agent for service)

Copies of Communications to:

John P. Falco, Esq.

Pepper Hamilton LLP

3000 Two Logan Square / Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

(215) 981-4659

Registrant's telephone number, including area code: (303) 398-2929

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2020

NASDAQ BANX

stonecastle-financial.com

STONECASTLE FINANCIAL CORP.

This page intentionally left blank.

Letter To Shareholders

March 1, 2021

Dear Shareholders,

It was just about this time last year that StoneCastle ArrowMark began advising on the assets of StoneCastle Financial Corp. ("StoneCastle Financial" or the "Company"). Our priorities were to manage risk and focus on growing the asset base and increasing the value of the Company. 2020 was a year of volatility in the fixed income markets and the Company invested methodically and in a disciplined manner, continuing to take a long-term view of value creation for our shareholders.

I am pleased to report that looking back on the last year, in aggregate, StoneCastle-ArrowMark reported total new investments by the Company of $99.3 million, despite the volatility in the credit markets and the competition for yield oriented assets. The board of directors declared a $0.05 special dividend which enhanced the regular cash dividend and offered investors a year-end 2020 dividend yield of just over 8%.

I also want to particularly mention the overall relative stability of Net Asset Value for the full-year 2020, as it speaks to the resilience of management in navigating volatile markets while producing solid performance.

This impressive performance was accomplished during a challenging year in the economy and markets. The strength of this performance was also in part due to the breadth and the scope of the personnel working on the investment portfolio and in the operations of StoneCastle Financial, both of which have been significantly expanded with the transition to ArrowMark. The depth of expertise in banking related assets across ArrowMark's platform offers a significant and intangible advantage to the Company and to our shareholders.

During the past year we saw meaningful sell-off in markets, however, the sell-off in market prices lasted for a short period with the recovery taking place during the third and fourth quarters of 2020. During the first half of the year, the Company was able to take advantage of the primarily technical driven sell-off by purchasing community banking debt and trust preferred securities and other credit-linked notes ("Regulatory Capital Securities") at attractive discounts. The Company entered the year with sufficient liquidity to take advantage of these dislocated markets.

Today, the largest sectors in the portfolio are in debt securities issued by community banks, and Regulatory Capital Securities representing assets issued from global financial banking institutions.

In the community bank space, we saw relatively strong performance across the sector with most of the Company's portfolio of community banks reporting sequential growth in net income during the third and fourth quarters and stable to upward trending Tier 1 capital ratios. The issuance of new PPP loans helped community banks partially mitigate increased loan loss reserves, with a few banks reversing some of their loan reserves during the fourth

Annual Report | StoneCastle Financial Corp.

Letter To Shareholders

quarter as U.S. businesses started to re-open and as the markets began to stabilize during the third quarter.

The Company's investments in Regulatory Capital Securities issued by global financial banking institutions performed extremely well. Regulatory capital transactions are securities issued by both U.S. and foreign issuers that assist a bank in managing its regulatory capital requirements. The Company continued to add Regulatory Capital Securities in the form of credit-linked notes to the portfolio, and this sector accounted for the majority of the investment activity throughout 2020. In the fourth quarter, the portfolio's Regulatory Capital Securities helped to drive one of the best investment quarters in the Company's history.

Overall, the Company continues to take advantage of market opportunities across the entire spectrum of banking-related assets with a goal of providing our shareholders a high-quality credit portfolio that offers total risk adjusted returns. For all our banking-related investments, we continue to manage the portfolio for income generation and capital preservation.

We remain cautiously optimistic for the remainder of 2021. The additional stimulus program being discussed currently should help shore up consumer and small business sectors as the U.S. economy continues to expand and help partially mitigate further pandemic driven volatility during 2021.

I am also pleased to report that the Company's portfolio of community banks, through their support of small businesses, offers a considerable opportunity for those investors seeking to access impact investments particularly for community development, job creation and financial inclusion. In fact, community banks, as financial institutions, provided 98% of their PPP loans to economically distressed or low-income counties in the U.S.A. and exponentially served minority, women and veteran owned businesses1.

Given these factors, we believe that StoneCastle Financial will continue to offer investors an attractive and differentiated opportunity, unparalleled in the public markets, and, also as an impact investment that provides a societal good. We believe the combination of our long-term investment strategy, consistent and stable income stream and rigorous credit standards, position StoneCastle Financial to deliver sustainable income, capital appreciation, and risk-adjusted total returns.

On the following pages, we provide additional details on our 2020 financial and operational results.

We appreciate your continued support and interest in StoneCastle Financial and its mission. We look forward to updating you on our progress throughout the year.

Sincerely,

Sanjai Bhonsle
Chairman & CEO

1  Independent Bankers Association, www.icba.org

StoneCastle Financial Corp. | Annual Report

About StoneCastle Financial Corp.

MANAGEMENT DISCUSSION AND SUMMARY

This report provides information on the financial performance for StoneCastle Financial Corp. ("StoneCastle Financial" or the "Company") for the year ended December 31, 2020. StoneCastle Financial (BANX) is a closed-end management investment company listed on the NASDAQ Global Select Market.

As of year-end, the Company had total assets of $188.4 million, consisting of total portfolio investments of $178.4 million and cash and other assets of $10.0 million. Based on total investments of $178.4 million the portfolio investments consisted of 12.6% term loans, 12.5% structured debt securities, 49.4% credit-linked notes ("Regulatory Capital Securities"), 12.2% trust preferred and preferred securities, 8.4% in exchange traded funds and 4.9% of short- term or cash and cash equivalent investments.

For the full year, StoneCastle Financial had gross investment income of $16.7 million and operating expenses of $5.7 million. This resulted in net investment income of $11.0 million or $1.68 per share based on average shares outstanding during the year. The Company had realized and unrealized losses of ($3.2) million or ($0.50) per share. During the year, StoneCastle Financial declared distributions of ($1.57) per share.

Based on the fourth quarter 2020 dividend rate of $0.43, (comprised of a regular cash dividend of $0.38 per share and a special cash dividend of $0.05 per share) and with the closing price of $19.25 per share on December 31, 2020, the year-end distribution yield was 8.2%. For the full year, an investment in StoneCastle Financial resulted in a total annual return of (-5.76%), including the reinvestment of distributions based on the closing market prices of StoneCastle Financial's stock.

Net Asset Value at year end was $21.44 per share, reflecting a decrease of $0.39 from the prior year end. This was comprised of net investment income of $1.68 per share, offset by net realized and unrealized losses of ($0.50) per share, and cash distributions declared to shareholders of ($1.57) per share, including the Company's fourth quarter special cash distribution cash of ($0.05) per share.

PORTFOLIO DISCUSSION

THE PORTFOLIO

StoneCastle Financial makes long-term, non-control investments banking-related assets including community banks, global financial institutions for regulatory capital, as well as for organic growth, acquisitions, share repurchases and other investment opportunities. Regulatory Capital Securities are issued by both U.S. and foreign issuers to assist a bank in managing its regulatory capital requirements.

Over the course of 2020, StoneCastle Financial purchased securities totaling $99.3 million, which consisted of 16 transactions. During the same period, the Company executed sales and redemptions totaling $89.0 million. This was comprised of sales of $57.9 million in

Annual Report | StoneCastle Financial Corp.

About StoneCastle Financial Corp.

4 transactions, call (redemption) notices from 5 transactions totaling $24.1 million and received pay downs of approximately $7.0 million.

As of December 31, 2020, the Company had a total investment portfolio of $178.4 million representing 95% of total assets and consisting of:

Investment Type	Amount[1]
Term Loans	12.6%
Structured Debt	12.5%
Regulatory Capital Securities[2]	49.4%
Trust Preferred/Preferreds	12.2%
Common	0.0%
Exchange Traded Fund	8.4%
Money Market Fund (Short Term Investment)	4.9%

1  Based on Total Investments of $178.4 million

2  Regulatory Capital Securities in this category are in the form of Credit-Linked Notes

TERM LOANS

StoneCastle Financial purchased $5.0 million of term loans in 1 transaction in 2020. At year-end, the Company held six investments in term loans totaling $22.5 million or 12.6% of total investments. At year end, the Company's largest holding in a term loan was $7.0 million of American Capital Bancorp, Subordinated Term Loan, 9.0%, 4/1/2028.

STRUCTURED DEBT SECURITIES

At year-end, the Company held four structured debt security investments valued at $22.3 million or 12.5% of total investments. The largest structured debt investment is $20.3 million of Community Funding 2018, LLC which is comprised of 10 bank credits.

REGULATORY CAPITAL SECURITIES

StoneCastle Financial purchased $62.6 million of Regulatory Capital Securities in 11 transactions in 2020. At year-end, the Company held 13 Regulatory Capital Securities in the form of credit-linked note investments totaling $88.1 million, or 49.4% of total investments. Regulatory Capital Securities are securities issued by both U.S. and foreign issuers that assist a bank in managing its regulatory capital requirements.

The largest regulatory capital security investment is $11.2 million in Goldman Sachs Bank USA, Regulation S Notes, Credit-Linked Notes to Goldman Sachs Bank USA 2020-1, FRN, 9/24/2025, 144A.

StoneCastle Financial Corp. | Annual Report

About StoneCastle Financial Corp.

TRUST PREFERRED AND PREFERRED SECURITIES

StoneCastle Financial purchased $5.0 million of trust preferred securities in one transaction in 2020. At year-end, the Company held seven trust preferred or preferred investments totaling $21.8 million or 12.2% of total investments.

Trust preferred securities are debt securities that may qualify as capital for a bank or bank holding company. The largest trust preferred or preferred securities investment is $7.4 million in First Marquis Holdings, LLC, Variable Rate Perpetual Preferred Stock.

These investments may qualify for dividend received deduction (DRD) or qualified dividend income (QDI) tax treatment. For more details, please see the 2020 Tax Information posted on the StoneCastle Financial website (www.Stonecastle-Financial.com).

Please note that StoneCastle Financial is not a tax advisor and advises that shareholders consult a tax advisor regarding their personal tax status.

COMMON STOCK

At the end of 2020, the Company held one equity investments totaling $4,659 or a nominal dollar amount of total investments. Equity securities are typically held for capital appreciation however, some positions may be held for both dividend income and capital appreciation.

EXCHANGE TRADED FUND

The Company may utilize certain exchange traded funds as short-term positions expected to be redeployed into higher yielding, long-term investments. At year end, the Company held one investment in iShares S&P U.S. Preferred Stock Index Fund for a total of $15.0 million or 8.4% of the investment portfolio at year end 2020.

SHORT TERM INVESTMENT

At year-end, StoneCastle Financial held The Morgan Stanley Institutional Liquidity Fund-Treasury Portfolio as a short-term position for cash to be redeployed into higher yielding, long-term investments which, at year end, was 4.9% of total investments.

PORTFOLIO CONSIDERATIONS

StoneCastle Financial is steadfast in its pursuit of constructing a portfolio able to generate long-term, risk-adjusted returns, primarily for income distribution and total return. The Company seeks to achieve this goal while maintaining high credit quality standards. In 2020, the Company had an issuer rating of A+ from Kroll Bond Rating Agency and a BBB+ rating

Annual Report | StoneCastle Financial Corp.

About StoneCastle Financial Corp.

for Preferred Shares. The Company also maintains an A3 rating from Moody's Investor Services on its revolving credit facility.

Among the factors that affect the timing of capital deployment are: (i) a bank's timeframe to obtain internal approvals to issue, (ii) the protracted nature of mergers and acquisitions, and (iii) an approval process from government regulators which must provide final regulatory approvals for a bank merger, capital issuances and capital redemptions (refinancing).

The Company continues to source community banking debt, trust preferred and preferred securities and other credit-linked notes ("Regulatory Capital Securities"). The largest sectors of the portfolio are in debt and trust preferred or preferred securities issued by community banks, and Regulatory Capital Securities representing assets issued from global financial banking institutions. Regulatory capital transactions are securities issued by both U.S. and foreign issuers that assist a bank in managing its regulatory capital requirements. The Company continued to add Regulatory Capital Securities in the form of credit-linked notes to the portfolio, and this sector accounted for the majority of the investment activity throughout 2020.

The Company's portfolio of community banks, through their support of small businesses, offers a considerable opportunity for those investors seeking to access impact investments particularly for community development, job creation and financial inclusion.

INVESTMENT PROCESS

The investment process is focused on delivering attractive risk-adjusted returns through in-depth fundamental research and an emphasis on downside risk mitigation. The Company conducts due diligence on pending investments in several phases, and the assessment of downside risk is integrated throughout the entire process. Access to new opportunities is a result of the Company's dedication to building and maintaining strong banking partnerships. The investment team provides in-depth analysis of security structure and underlying collateral. The investment process includes both quantitative and qualitative reviews with investment decisions made by an experienced investment team with that has worked together for over 10 years across the spectrum of banking-related assets. The investment team places a high value on its relationships with the underlying bank's management teams and conducts regular in person or teleconference reviews, with particular focus on the bank's local markets and financial integrity. The Company's disciplined approach to due diligence and commitment to credit quality reflects its long-term view of creating shareholder value. The Company believes shareholders have high regard for this dedicated and disciplined approach to portfolio construction, as we expect it will serve to provide predictable cash flows and stable to growing net asset value over an extended period of time.

Additionally, under the ArrowMark platform, the breadth and the scope of personnel working on the investment portfolio and in the operations of StoneCastle Financial have been significantly expanded with the transition to StoneCastle-ArrowMark Asset Management,

StoneCastle Financial Corp. | Annual Report

About StoneCastle Financial Corp.

LLC. The depth of expertise in banking related assets across ArrowMark's platform offers a significant and intangible advantage to the Company and to our shareholders.

INVESTMENT FOCUS

StoneCastle Financial typically pursues a range of investments in a bank's capital structure. A bank's capital structure includes senior and subordinated debt, regulatory capital securities, preferred stock, and common equity. Bank holding company senior debt can also be absorbed at the bank level and become part of the bank's capital structure. As a lender, a bank makes senior and mezzanine loans to borrowers. A bank's common equity and the loan loss reserves offer a capital buffer to absorb credit losses from bank loans. StoneCastle Financial would only incur a credit loss if the bank's common equity plus loan loss reserves were exhausted.

Conclusion

We believe that StoneCastle Financial offers investors a unique opportunity to participate in a Company dedicated to investing in banking-related assets and that through its underlying investments, offers a social good.

The Company will continue to work diligently for our shareholders by prudently managing the investment portfolio with the capital entrusted to us. StoneCastle Financial's team works meticulously to deploy capital with a long-term focus on risk-adjusted returns, capital preservation, and credit quality. The Company is focused on executing a disciplined and rigorous investment approach in the best interest of our stakeholders. The Company believes these investment considerations are paramount to its stewardship, and in the value we offer to our shareholders.

StoneCastle Financial continued its solid progress in 2020, with a transition of new management who deftly navigated the volatility of the markets during the pandemic health crisis. The Company was able to take advantage of its considerable liquidity to invest assets at attractive prices throughout 2020. For 2021, StoneCastle Financial believes the continued pandemic, uneven economic recovery, and a relatively low interest rate environment will continue to influence market conditions. We believe the strength of the management team and the Company's ability to nimbly respond to market opportunities will position the Company for growth, as well as offer an attractive yield and risk-adjusted returns.

Our mission is to create long-term value for our shareholders. We appreciate the recognition and the support of our Company over the past year and we wish you a safe year ahead.

Annual Report | StoneCastle Financial Corp.

StoneCastle Financial Corp.

Consolidated Schedule of Investments

As of December 31, 2020

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Term Loans – 16.0%
Banking – 16.0%
American Capital Bancorp	Subordinated Term Loan, 9.00%, 4/1/2028	$7,000,000	$6,965,000
Equity Bancshares Inc.	Subordinated Term Loan, 7.00%, 6/30/2030	$5,000,000	5,150,000
F.N.B.C. of La Grange, Inc.	Subordinated Term Loan, 6.38%*, 1/1/2030	$700,000	672,000
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/1/2028	$4,000,000	3,880,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.38%*, 12/31/2028	$1,700,000	1,632,000
Young Partners, L.P.	Secured Term Loan, 10.50%, 2/1/2021	$4,675,130	4,160,866
	Total Term Loans (Cost $23,038,411)		22,459,866
Structured Debt Securities – 15.8%
Banking – 15.8%
Community Funding 2018, LLC.	Preferred Shares(4) (Estimated effective yield 9.34%), 144A(5)	$22,860,000	20,265,390
MMCapS Funding I, Ltd. / MMCapS Funding I, Inc.	Fixed Rate Senior Notes, 6/8/2031, 144A(5)	$1,470,471	44,188
Preferred Term Securities, Ltd./ Preferred Term Securities, Inc.	Fixed Rate Mezzanine Notes, 9.74%, 9/15/2030, 144A(5)	$566,727	559,465
U.S. Capital Funding I, Ltd. / U.S Capital Funding I, Corp.	Subordinate Income Note, (Estimated effective yield 17.94%), 5/1/2034, 144A(5)	$4,700,000	1,410,000
	Total Structured Debt Securities (Cost $25,198,998)		22,279,043
Regulatory Capital Securities – 62.6%
Banking – 62.6%
Colonnade	Credit Linked Notes to Barclays Bank PLC Series Global 2020-3A, FRN(a), 12/15/2029, 144A(5)(6)	$5,000,000	5,000,000
Deutsche Bank AG	Senior Unsecured Debt Obligation, Credit Linked to CRAFT 2018-2A, FRN(b) , 1/20/2026, 144A(5)	$9,534,391	8,941,500
Fondo De Titulizacion Pymes Magdalena 3	Regulation S Class A Notes, Credit Linked to Santander De Titulizacion, S.G.F.T,. S.A., FRN(c), 12/20/2052, 144A(5)	€6,950,429	8,386,128
Goldman Sachs Bank USA	Regulation S Notes, Credit Linked Notes to Goldman Sachs Bank USA 2020-1, FRN(d), 9/24/2025, 144A(5)	$10,995,000	11,194,559

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Manitoulin USA Ltd.	Guarantee Linked Notes to Muskoka Series 2018-1, Class C, FRN(e), 9/10/2024, 144A(5)(6)	$4,000,000	$4,000,400
Mespil Securities Inc.	Credit Linked Notes to Mespil Securities 2017-1, Class A, FRN(f), 12/28/2027, 144A(5)	$6,000,000	5,915,100
Nansa CLO D.A. Co.	Credit Linked Notes to Nansa CLO Designated Activity Company, FRN(g), 3/1/2026, 144A(5)	€6,770,390	8,101,490
Premium Green PLC	Regulation S Notes, 5 Year Secured Amortizing Floating Rate Notes, Series 2020-11, FRN(h), 12/20/2024, 144A(5)	$5,000,000	5,000,000
RESONANCE 5	Credit Linked Notes to BNP Paribas, FRN(i), 10/25/2029, 144A(5)	€6,600,000	8,108,244
Salisbury III Securities	Designated Activity Company 2019, Credit Linked Notes Class A, FRN(j), 6/16/2027, 144A(5)	£3,745,650	4,741,791
Sogelease France	Credit Linked Notes to FCT Colisee 2020, FRN(k), 12/20/2023, 144A(5)	€7,500,000	9,162,375
Standard Chartered Bank	Floating Rate Credit Linked Notes, FRN(l), 6/7/2025, 144A(5)(6)	$5,000,000	5,000,000
Syntotta D.A. Co.	Credit Linked Notes to Syntotta 1 Designated Activity Company, FRN(m), 11/4/2037, 144A(5)	€3,784,681	4,588,879
	Total Regulatory Capital Securities (Cost $84,244,454)		88,140,466
Trust Preferred and Preferred Stocks – 15.4%
Banking – 15.4%
Central Trust Company Capital Trust I.	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$1,004,000	998,980
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$4,439,000	4,328,025
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$51,000	49,725
First Marquis Holdings, LLC.	Variable Rate Perpetual Preferred Stock(4) (Estimated effective yield 13.42%)(6)	$6,550,000	7,354,995
M&T TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(5)	$2,012,699	2,012,699
Marshall Holdings Limited	Variable Rate Perpetual Preferred Stock(4) (Estimated effective yield 12.34%)(6)	$5,000,000	4,890,500
TriState Capital Holdings	Fixed / Floating Cumulative Perpetual Preferred Stock, 6.75% (TSCAP)	$80,000	2,116,800
	Total Trust Preferred and Preferred Stocks (Cost $21,098,001)		21,751,724
Common Stocks – 0.0%
Banking – 0.0%
U.S. Bancorp.	Common Stock	100	4,659
	Total Common Stocks (Cost $3,901)		4,659

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Exchange Traded Fund – 10.7%
Diversified Financials and Banking – 10.7%
iShares S&P U.S. Preferred Stock Index Fund	Exchange Traded Fund	390,749	$15,047,744
	Total Exchange Traded Fund (Cost $14,656,603)		15,047,744
	Total Long Term Investments (Cost $168,240,368)		169,683,502
Money Market Fund – 6.2%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class - Money Market Mutual Fund (MISXX) 0.01%	8,678,835	8,678,835
	Total Money Market Fund (Cost $8,678,835)		8,678,835
	Total Investments (Cost $176,919,203)(7)† - 126.7%		178,362,337
	Other assets and liabilities, net - (26.7)%(8)		(37,573,205)
	Total Net Assets - 100.0%		$140,789,132
Company	Investment	# of Contracts	Fair Value(3)
Call Options Written – 0.0%
Banking – 0.0%
U.S. Bancorp.	U.S. Bancorp., Notional amount $3,000, Exchange; NYSE, Expires 1/15/2021, Strike Price $30	(1)	$(1,625)
	Total Call Options Written (Premium received $1,029)		$(1,625)

(1)  We do not "control" and are not an "affiliate" of any of our investments, each as defined in the Investment Company Act (the "1940 Act").

(2)  Par Value in USD, GBP, EUR or CHF.

(3)  Fair Value is determined in good faith in accordance with the Company's valuation policy and is reviewed and accepted by the Company's Board of Directors.

(4)  The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company's securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.

(5)  Security is exempt from registration under Rule 144A of the Securities Act of 1933.

(6)  Investments determined using significant unobservable inputs (Level 3). The value of such securities is $26,245,895 or 18.64% of net assets.

(7)  Cost values reflect accretion of original issue discount or market discount, and amortization of premium.

(8)  Includes $43,000,000 in bank loans from Texas Capital Bank.

(a)  Floating rate note: 12.64%; 3M LIBOR + 12.40%

(b)  Floating rate note: 10.22%

(c)  Floating rate note: 7.46%; 3M EURIBOR + 8.00%

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

(d)  Floating rate note: 8.39%; SOFR + 8.39%

(e)  Originating bank: Bank of Montreal; Floating rate note: 4.70%; 3M LIBOR + 3.80%

(f)  Originating bank: Bank of Ireland; Floating rate note: 5.20%; 3M LIBOR + 4.99%

(g)  Originating bank: Santander; Floating rate note: 9.40%; 3M LIBOR + 9.40%

(h)  Originating bank: Credit Agricole; Floating rate note: 11.04%; 3M LIBOR + 10.80%

(i)  Originating bank: Lloyd's; Floating rate note: 7.49%; 3M EURIBOR + 7.49%

(j)  Originating bank: Lloyd's; Floating rate note: 10.55%; SONIA + 10.50%

(k)  Originating bank: Societe General; Floating rate note: 9.97%; 3M EURIBOR + 10.49%

(l)  Floating rate note: 10.22%; SOFR + 10.00%

(m)  Originating bank: Santander; Floating rate note: 8.70%; 3M EURIBOR + 8.70%

*  The estimated effective yield including structuring fees paid annually through maturity of 2030 and 2028, respectively is 9.60%.

†  As of December 31, 2020, the tax cost basis of investment securities was $176,919,203. The gross unrealized appreciation over tax cost was $6,340,544 and gross unrealized depreciation under tax cost was $4,877,479. Net unrealized appreciation of tax cost under value was $1,463,065. See Note 5.

Forward foreign currency contracts outstanding as of December 31, 2020 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	40,421,124	EUR	32,953,794	01/29/21	BNYM	$135,069
USD	5,054,755	GBP	3,745,650	01/29/21	BNYM	(68,578)
						$66,491

BNYM  Bank of New York Mellon

EURIBOR  Euro London Interbank Offered Rate

EUR  EURO

LIBOR  London Interbank Offered Rate

GBP   British Pound Sterling

SOFR   Secured Overnight Financing Rate

SONIA  Sterling Overnight Interbank Average Rate

Additional Information

The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC. See Notes to Financial Statements for additional information on StoneCastle Financial Corp's. investment in Community Funding 2018, LLC.

Bank Name	Principal Amount	State
Big Poppy Holdings, Inc. Freeport	$9,000,000	California
Bancshares, Inc.	3,150,000	Illinois
Fidelity Federal Bancorp	8,000,000	Indiana
Halbur Bancshares	3,000,000	Iowa
Vintage Bancorp, Inc.	3,000,000	Kansas
C & F Financial Corporation	4,000,000	Maryland
Bank Name	Principal Amount	State
Delmar Bancorp	$4,500,000	Maryland
First Bancshares	10,000,000	Mississippi
MidWest Regional Bank	5,000,000	Missouri
MidWest Community Financial Corp.	2,500,000	Oklahoma
Total	$52,150,000

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Financial Statements

Consolidated Statement of Assets and Liabilities As of December 31, 2020

Assets
Investments in securities, at fair value (Cost $176,919,203)	$178,362,337
Cash (see Note 7)	358,061
Foreign Cash (Cost $1,928,096)	1,920,752
Receivable for investments sold	4,860,214
Unrealized appreciation on forward foreign currency contracts	135,069
Interest and dividends receivable	2,111,113
Prepaid assets	613,320
Total assets	188,360,866
Liabilities
Options written, at value (Premiums received $1,029)	1,625
Loan payable (see Note 7)	43,000,000
Dividends payable	2,823,128
Investment advisory fees payable	832,998
Payable for securities purchased	146,376
Loan interest payable	70,457
Unrealized depreciation on forward foreign currency contracts	68,578
Accrued expenses payable	628,572
Total liabilities	47,571,734
Net Assets	$140,789,132
Net assets consist of:
Common stock, at par ($0.001 per share)	$6,565
Paid-in capital	144,992,526
Total distributable earnings (loss)	(4,209,959)
Net Assets	$140,789,132
Net asset value per share
Common Stock Shares Outstanding	6,565,413
Net asset value per common share	$21.44
Market price per share	$19.25
Market price discount to net asset value per share	(10.21)%

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Consolidated Statement of Operations For the Year Ended December 31, 2020

This Statement of Operations summarizes the Company's investment income earned and expenses incurred in operating the Company. It also shows net gains (losses) for the period stated.

Investment Income
Interest	$12,304,789
Dividends	3,662,898
Origination fee income (Note 9)	115,085
Other income (Note 9)	571,041
Total investment income	16,653,813
Expenses
Investment advisory fee	2,825,017
Interest expense	765,864
Directors' fees	373,798
Transfer agent, custodian fees and administrator fees	311,047
Bank Fees	160,949
Professional fees	465,066
ABA marketing and licensing fees	150,000
Investor relations fees	134,140
Delaware franchise tax	91,273
Valuation service fees	85,280
Insurance expense	72,000
Printing fees	61,362
Miscellaneous fees (proxy, rating agency, etc.)	165,238
Total expenses	5,661,034
Net investment income	10,992,779
Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions
Net realized loss on investments	(3,061,945)
Net realized loss from forward foreign currency contracts	(2,546,027)
Net realized loss from foreign currency translations	(47,463)
Net change in net unrealized appreciation on investments	2,356,647
Net change in unrealized depreciation on written options	(596)
Net change in unrealized appreciation on forward foreign currency contracts	66,491
Net change in unrealized appreciation on foreign currency translations	20,528
Net realized and unrealized gain/(loss) on investments, written options, forward foreign currency contracts and foreign currency translations	(3,212,365)
Net Increase in Net Assets Resulting From Operations	$7,780,414

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Consolidated Statements of Changes In Net Assets

These statements of changes in net assets show how the value of the Company's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Company share transactions.

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets
From Operations
Net investment income	$10,992,779	$10,110,753
Net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency translations	(5,655,435)	1,512,295
Net change in unrealized appreciation on investments, written options, forward foreign currency contracts and foreign currency translations	2,443,070	982,157
Net increase/(decrease) in net assets resulting from operations	7,780,414	12,605,205
Distributions to shareholders
From total distributable earnings	(10,303,625)	(9,965,091)
Total distributions	(10,303,625)	(9,965,091)
From Company share transactions
Reinvestment of distributions	113,109	179,499
Increase in net assets resulting from Company share transactions	113,109	179,499
Total increase/(decrease)	(2,410,102)	2,819,613
Net assets
Beginning of year	143,199,234	140,379,621
End of year	$140,789,132	$143,199,234
Shares outstanding
Beginning of year	6,559,010	6,550,110
Reinvestment of distributions	6,403	8,900
End of year	6,565,413	6,559,010

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Consolidated Statement of Cash Flow

This Statement of Cash Flows shows cash flow from operating and financing activities for the year stated.

For the Year Ended December 31, 2020
Cash flows from operating activities
Net Increase in net assets from operations	$7,780,414
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(99,291,676)
Proceeds from sales and redemption of investment securities	88,917,694
Net purchase of short-term investments	(5,728,362)
Proceeds from written options	1,029
Net realized loss on investments	3,061,945
Net change in unrealized appreciation on investments	(2,356,647)
Net change in unrealized appreciation on forward foreign currency contract	(66,491)
Net change in unrealized depreciation on written options	596
Net accretion of discount	(700,376)
Decrease in prepaid expenses	5,030
Increase in receivable for investments sold	(4,860,214)
Increase in interest receivable and dividends receivable	(326,329)
Increase in payable for securities purchased	146,376
Increase in advisory fees payable	106,498
Increase in loan interest payable	31,481
Decrease in Directors' fees payable	(20,325)
Increase in accrued fees payable	102,654
Net cash used in operating activities	(13,196,703)
Cash flows from financing activities
Increase in loan payable	25,300,000
Cash distributions to shareholders	(9,859,812)
Net cash provided by financing activities	15,440,188
Net increase in cash	2,243,485
Cash:
Beginning of year	35,328
End of year	$2,278,813
Supplemental disclosure of cash flow information
Cash paid for interest	$734,383
Distributions reinvested	$113,109

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Consolidated Financial Highlights

The financial highlights show how the Company's net asset value for a common stock share has changed during the year.

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Per share operating performance
Net Asset value, beginning of year	$21.83	$21.43	$21.56	$21.22	$21.62
Net investment income[1]	1.68	1.54	1.63	1.58	1.56
Net realized and unrealized gain (loss) on investments[1]	(0.50)	0.38	(0.10)	0.26	(0.50)
Total from investment operations	1.18	1.92	1.53	1.84	1.06
Less distributions to shareholders
From net investment income	(1.57)	(1.52)	(1.66)	(1.50)	(1.46)
Total distributions	(1.57)	(1.52)	(1.66)	(1.50)	(1.46)
Net asset value, end of year	$21.44	$21.83	$21.43	$21.56	$21.22
Per share market value, end of year	$19.25	$22.30	$19.30	$20.13	$18.69
Total investment return based on market value[2]	(5.76)%	24.00%	3.84%	16.21%	24.45%
Total investment return based on net asset value[2]	7.22%	9.32%	7.65%	9.62%	6.53%
Ratios and supplemental data
Net assets end of period (in millions)	$140.8	$143.2	$140.4	$141.0	$138.6
Ratios (as a percentage of average net assets):
Expenses before waivers and/or recoupment, if any[3]	4.17%	4.39%	5.01%	4.93%	5.02%
Expenses after waivers and/or recoupment, if any[4,5]	4.17%	4.39%	4.95%	5.01%	4.94%
Net investment income[6]	8.10%	7.11%	7.52%	7.39%	7.33%
Portfolio turnover rate	60%	13%	30%	16%	34%
Revolving credit agreement
Total revolving credit agreement outstanding (000s)	$43,000	$17,700	$51,000	$25,750	$61,500
Asset Coverage per $1,000 for revolving credit agreement[7]	4,274	9,090	3,753	6,478	3,253

1  The net investment income and unrealized gain/(loss) on investments per share were calculated using the average shares outstanding method.

2  Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses.

3  Ratio of expenses before waivers or recoupment, if any, to managed assets equals 3.49%, 3.55%, 3.83%, 3.67% and 3.58% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

4  Ratio of expenses after waivers or recoupment, if any to managed assets equals 3.49%, 3.55%, 3.78%, 3.73% and 3.52% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

5  Excluding interest expense, net operating expenses would have been 3.61%, 3.40%, 3.61%, 3.75% and 3.74% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

6  Ratio of net investment income to managed assets equals 6.77%, 5.75%, 5.74%, 5.51% and 5.23% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

7  Calculated by subtracting the Company's total liabilities (excluding the loan) from the Company's total assets and dividing that amount by the loan outstanding in 000's.

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Notes to Consolidated Financial Statements

Note 1 — Organization

StoneCastle Financial Corp. ("SCFC" or the"Company") is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the "Investment Company Act") which commenced investment operations on November 13, 2013. In addition, SCFC has elected to be treated for tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code''). As an investment company, the Company follows the accounting and reporting guidance of the Financial Accounting Standards Board and the Accounting Standards Codification Topic 946 "Financial Services — Investment Companies."

SCFC's primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation. We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity primarily in the U.S. community bank sector. We may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. There is no guarantee that we will achieve our investment objective.

Consolidation of Subsidiaries — The Company makes investments in securities through Marshall Holdings II, Limited and Marshall Holdings III, Limited, both a wholly-owned and controlled subsidiaries of the Company organized under the laws of the Cayman Islands (the "Subsidiaries"). The consolidated financial statements of the Company include all assets and liabilities of the Subsidiaries. All inter-company accounts and transactions have been eliminated. As of December 31, 2020, the net assets of the Subsidiaries were $63,143,913, which represented 44.85% of the Fund's net assets.

Note 2 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by SCFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("U.S.GAAP") and requires the Board of Directors, inclusive of the sub-committees, and the Advisor to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents — SCFC considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

Investment Valuation — The most significant estimates made in the preparation of the Company's financial statements are the valuation of equity and debt investments and the

Annual Report | StoneCastle Financial Corp.

effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the "exit price") in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

•  Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

•  Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and

•  Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value

StoneCastle Financial Corp. | Annual Report

measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC's Board will also review valuations of such investments provided by the Advisor. Securities for which market quotations are readily available shall be valued at "market value." If a market value cannot be obtained or if SCFC's Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Structured Debt Securities — SCFC may acquire equity or preferred equity in structured debt securities or other structured financings. In valuing such investments, SCFC attempts to obtain a minimum of two marks provided by recognized industry brokers as a primary source, supplemented by actual trades executed in the market at or around period-end, as well as the marks provided by the broker who arranges transactions in such investment vehicles. Any event adversely affecting the value of such structured debt securities and other structured financings, including events that impact the value of the underlying collateral held by such vehicles, would be magnified to the extent leverage is utilized. SCFC's investment in structured debt securities and other structured financings that utilize leverage may make it more likely that substantial changes in the Company's net asset value ("NAV") will occur.

The fair value of the structured debt securities is determined using market price quotations (where observable) and other observable market inputs. When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Structured debt securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes and observable inputs. At December 31, 2020, SCFC's investment in Community Funding CLO, Ltd. was valued on the basis of the average of two broker quotes.

Annual Report | StoneCastle Financial Corp.

Service fees are paid to StoneCastle Investment Management, LLC, an affiliate of StoneCastle Asset Management. StoneCastle Asset Management, LLC ("The Servicer") rebates the entire service fee to SCFC quarterly. For the year ended December 31, 2020 this amounted to $167,797 relating to Community Funding CLO, Ltd and $171,450 relating to Community Funding 2019, LLC.

Regulatory Capital Securities. Regulatory capital securities are senior unsecured debt obligations that are credit linked to the performance of a reference portfolio of certain loan- related claims on corporate and similar entities. The fair value of regulatory capital securities is generally based on broker quotes. Regulatory capital securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes.

Preferred and Trust Preferred Securities. The fair value of preferred securities and trust preferred securities is generally determined using market price quotations (where observable) and other observable market inputs (including recently executed transactions).When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Perpetual preferred and trust preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

Debt Securities. Under procedures established by our Board of Directors, we value secured debt, unsecured debt, senior term loans, subordinated term loans and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers if available. If not available or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 2 and Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.

Equity Securities. SCFC may invest in equity securities (including exchange traded funds) for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. The Company's policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported "bid" price if held long, and last reported "ask" price if sold short. Equity securities are generally categorized as Level 1 or 2 in the fair value hierarchy, depending on trading volume levels.

Forward Contracts. Forward contracts are traded on the OTC market. The fair value of forward contracts is valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts. Forward contracts are generally categorized in Level 2 of the fair value hierarchy.

StoneCastle Financial Corp. | Annual Report

The Company's assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at December 31, 2020, were as follows:

	TOTAL FAIR VALUE AT 12-31-20	LEVEL 1 QUOTED PRICE	LEVEL2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Assets
Term Loans	$22,459,866	$—	$22,459,866	$—
Structured Debt Securities	22,279,043	—	22,279,043	—
Regulatory Capital Securities	88,140,466	—	74,140,066	14,000,400
Trust Preferred and Preferred Stocks	21,751,724	—	9,506,229	12,245,495
Common Stock	4,659	4,659	—	—
Exchange Traded Fund	15,047,744	15,047,744	—	—
Money Market Fund	8,678,835	8,678,835	—	—
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	135,069	—	135,069	—
Total Assets	$178,497,406	$23,731,238	$128,520,273	$26,245,895
Liabilities
Derivatives:
Equity Risk Contracts
Written Options	(1,625)	(1,625)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(68,578)	—	(68,578)	—
Total Liabilities	$(70,203)	$(1,625)	$(68,578)	$—

Annual Report | StoneCastle Financial Corp.

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

For fair valuations using significant unobservable inputs, U.S. GAAP requires SCFC to present reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfer in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented below:

	REGULATORY CAPITAL SECURITIES	TRUST PREFERRED AND PREFERRED STOCK		TOTAL
Balance at December 31, 2019	$—	$12,632,975		$12,632,975
Realized gains including earnings	—	—		—
Unrealized appreciation/ (depreciation) on investments	438,105	(387,480)		50,625
Purchases	13,562,295	—		13,562,295
Sales	—	—		—
Transfers in	—	—		—
Transfers out	—	—		—
Balance at December 31, 2020	$14,000,400	$12,245,495	(1)	$26,245,895

(1)  Value based on discount for transaction costs.

The change in unrealized appreciation on Level 3 securities still held as of December 31, 2020 was $50,625.

	FAIR VALUE AT 12-31-20	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	ASSUMPTIONS	IMPACT TO VALUATION FROM AN INCREASE TO INPUT
Regulatory Capital Securities	$14,000,400	Broker Quote	—	—	—
Trust Preferred and Preferred Stock	$12,245,495	Prior Transaction Analysis	Discount for transaction costs	3.00%	Increase in unobservable input will Decrease the value.
	$26,245,895

Securities Transactions, Investment Income and Expenses — Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

StoneCastle Financial Corp. | Annual Report

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by SCFC, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund's maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

For the year ended December 31, 2020, the Fund's quarterly average volume of derivatives is as follows:

Written Options (Proceeds)
$(720,638)

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to

Annual Report | StoneCastle Financial Corp.

buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts. For the year ended December 31, 2020, the Fund's average monthly volume of forward foreign currency contracts was as follows:

Forward Foreign Currency Contracts — Purchased	Forward Foreign Currency Contracts — Sold
$363,343	$13,326,100

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund's holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Disclosure About Derivative Instruments and Hedging Activities — The following tables provide quantitative disclosures about fair value amounts of, gains and losses on, the Fund's derivative instruments as of December 31, 2020.

StoneCastle Financial Corp. | Annual Report

The following table lists the fair values of the Fund's derivative holdings as of December 31, 2020 grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Equity Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$—	$135,069	$135,069
Total Value — Assets		$—	$135,069	$135,069
Liabilities Derivatives
Forward Foreign Currency Contracts	Unrealized depreciation on forward foreign currency contracts	$—	$(68,578)	$(68,578)
Written Options	Options written, at value	(1,625)	—	(1,625)
Total Value — Liabilities		$(1,625)	$(68,578)	$(70,203)

The following table lists the amounts of realized gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2020, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Equity Contracts	Foreign Currency Contracts	Total
Realized Gain (Loss)
Forward Foreign Currency Contracts	Net realized loss from forward foreign currency contracts	$—	$(2,546,027)	$(2,546,027)
Total Realized Gain (Loss)		$—	$(2,546,027)	$(2,546,027)

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2020, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Equity Contracts	Foreign Currency Contracts	Total
Change in appreciation (depreciation)
Forward Foreign Currency Contracts	Net change in unrealized appreciation on forward foreign currency contracts	$—	$66,491	$66,491
Written Options	Net change in unrealized depreciation on written options	(596)	—	(596)
Total change in appreciation		$(596)	$66,491	$65,895

Note 3 — Investment Advisory Fee and Other Fee Arrangements

StoneCastle-ArrowMark Asset Management, LLC ("Advisor"), serves as investment advisor to SCFC pursuant to a management agreement with SCFC (the "Management Agreement"). For its services as the investment advisor, SCFC pays the Advisor a fee at the annual rate of 1.75% of total assets. SCFC will pay the management fee quarterly in arrears, and it will be

Annual Report | StoneCastle Financial Corp.

equal to 0.4375% (1.75% annualized) of our assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings.

SCFC currently pays each Director who is not an officer or employee of the Advisor a fee of $55,000 per annum, plus $1,500 for each in-person meeting of the Board of Directors or committee meeting. The chairman of SCFC's audit committee, nominating committee and the Lead Independent Director are each paid an additional $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested Directors do not receive any compensation from SCFC. SCFC has incurred $373,798 of Directors fees for the year ended December 31, 2020.

Note 4 — Purchases and Sales and Redemptions of Securities

For the year ended December 31, 2020, (i) the cost of purchases was $99,291,676 (ii) the sales and redemptions of securities was $88,917,694.

Note 5 — Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, SCFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

SCFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires SCFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. SCFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, SCFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net assets, net investment income and net realized gains were not affected by these adjustments. For the year ended December 31, 2020, these adjustments decreased distributable earnings by $3,600 and increased paid-in capital by $3,600. The primary reasons for this reclassification relates to a prior year audit partnership income/loss reclass.

StoneCastle Financial Corp. | Annual Report

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforwards	($5,930,323)
Unrealized Appreciation	1,463,065
Undistributed Ordinary Income	257,299
Total	($4,209,959)

For the year ended December 31, 2020, the tax character of distributions paid by the Company was $9,972,921 of ordinary income dividends. For the year ended December 31, 2019, the tax character of distributions paid by the Company was $10,864,845 of ordinary income dividends and $13,878 of long-term capital gains. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The Company declared a $0.38 per share dividend on March 4, 2020, June 11, 2020, September 11, 2020 and a $0.43 per share dividend on December 2, 2020, which was paid on March 25, 2020, June 26, 2020,September 30, 2020 and January 5, 2021, respectively.

At December 31, 2020, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by SCFC were as follows:

Federal tax cost	$176,919,203
Gross unrealized appreciation	6,340,544
Gross unrealized depreciation	(4,877,479)
Net unrealized appreciation	$1,463,065

Pursuant to federal income tax rules applicable to regulated investment companies, SCFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2020 and ending December 31, 2020, any amount of losses elected within the tax year will not be recognized for federal income tax purposes until 2021. For the year ended December 31, 2020, SCFC had no ordinary income or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. SCFC is permitted to carry forward capital losses incurred for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses. For the year ended December 31, 2020, SCFC had capital loss carryforwards of $5,930,323, of which $123,999 are short-term losses and $5,806,324 are long-term losses.

Note 6 — Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company's prospectus as well as other Company regulatory filings.

Investment and Market Risk — An investment in the Company's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal

Annual Report | StoneCastle Financial Corp.

invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

Preferred and Debt Securities Risk — Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Credit Risk — The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments.

Leverage Risk — The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. See Note 7 for additional information on leverage.

Call/Prepayment and Reinvestment Risk — If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Company.

Risks of Concentration in the Banking industry/Financial Sector — Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

Regulatory Risk — Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the "CFPB") rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital

StoneCastle Financial Corp. | Annual Report

regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Basel Ill protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution's financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

Interest Rate Risk — The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk — The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Illiquid and Restricted Securities Risk — Investment of the Company's assets in illiquid and restricted securities may restrict the Company's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

Regulatory Capital Securities Risk — Regulatory capital securities are subject to several risks. In particular, to all capital securities, banking regulators could change or amend existing banking regulations which could affect the regulatory treatment of regulatory capital securities, where stricter regulation could make regulatory capital securities less desirable, or undesirable, for banks to issue, reducing the supply of new investments. Should an adverse regulatory development occur in the future, it would likely result in the bank issuer of such securities being able to redeem an investment early, which subjects the Company to reinvestment risk. Regulatory capital securities remain subject to the same sector specific and other risks as any banking-related investment that the Company may acquire, including, but not limited to, credit risk, interest rate risk, prepayments, adverse changes in market value or liquidity and the quality of the loans extended by each bank to its clients.

LIBOR Transition Risk — The United Kingdom's Financial Conduct Authority announce a phase out of the London Interbank Offered Rate ("LIBOR") by the end of 2021 and it is

Annual Report | StoneCastle Financial Corp.

expected that LIBOR will cease to be published after that time. The Company may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Company is uncertain.

Note 7 — Revolving Credit Agreement

On June 9, 2014, the Company entered into a revolving credit agreement (the "Credit Agreement") with a syndicate of financial institutions led by Texas Capital Bank, N.A. (collectively, the "Syndicates") to borrow up to $45,000,000. On January 16th, 2015 the Company closed an additional $25 million on the Credit Agreement, which increased the maximum borrowing amount to $70 million.

On May 25, 2017, the Company amended its Credit Agreement to the following terms:

•  The Facility is now solely funded by Texas Capital Bank, located in Dallas, Texas.

•  The cost of the Facility has decreased to a significantly lower credit spread of LIBOR +2.35%, down from LIBOR +2.85%.

•  The maturity date of the facility has been extended for five years to May 16, 2022.

•  The size of the Facility has been adjusted from $70 million to $62 million, reflecting the maximum amount the Company can borrow based on current assets and internal guidelines.

•  In the prior facility, the Company was required to maintain a deposit account of $3.5 million of cash with the lead lender. The $3.5 million account is no longer required.

The Facility is rated "A3" by Moody's Investor Services. The Facility remains secured by substantially all of the assets of the Company.

As of December 31, 2020, $43,000,000 has been committed and drawn and is at fair value. Such borrowings constitute financial leverage. The Agreement has a five year term and a stated maturity of May 2022 and was priced at LIBOR +2.35%. The Company is charged a fee of 0.50% on any undrawn commitment balance. The Credit Agreement contains customary covenants, negative covenants and default provisions, including covenants that limit the Company's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company's policies. For the year ended December 31, 2020, the average daily loan balance was $19,174,044 at a weighted average interest rate of 2.89%. With respect to these borrowings, interest expense of $765,864 is included in the Statement of Operations.

Note 8 — Indemnification

In the normal course of business, SCFC may enter into contracts that provide general indemnifications. SCFC's maximum exposure under these arrangements is dependent on claims that may be made against SCFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

StoneCastle Financial Corp. | Annual Report

Under the SCFC's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to SCFC.

Note 9 — Origination Fees and Other Income

Includes closing fees (or origination fees or structuring fees) associated with investments in portfolio companies. Such fees are normally paid at closing of the Company's investments, are fully earned and non-refundable, and are generally non-recurring. Other Income includes service fees earned from the Community Funding CLO, Ltd. credit securitization and due diligence fees. SCFC had closing fee income of $115,085 and other income of $571,041 for the year ended December 31, 2020.

Note 10 — Capital Share Transactions

As of December 31, 2020, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, SCFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13, 2013, SCFC issued 4,001 shares of common stock. On November 13, 2013, SCFC sold 4,400,000 shares of common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013 SCFC sold an additional 125,000 shares and 167,047 shares, respectively, of common stock at a public offering price of $25.00 per share pursuant to the underwriters' exercise of the over-allotment option. On November 7, 2014, SCFC sold an additional 1,600,000 shares of common stock via an initial public offering at a price of $23.00 per share. On December 2, 2014, SCFC sold an additional 202,000 shares of common stock at a public offering price of $23.00 per share pursuant to the underwriters' exercise of the over-allotment option. Total shares issued and outstanding at December 31, 2020 were 6,565,413.

Note 11 — Subsequent Events

Management has evaluated the impact of all subsequent events on the company and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 12 — Contingencies

In May 2019, StoneCastle Financial Corp., its former investment adviser, and several other entities related to its former investment adviser were named as defendants in a lawsuit filed by Island Intellectual Property in the United States District Court for the Southern District of New York (the "Federal Lawsuit"). The Federal Lawsuit alleged that the defendants committed patent violations and certain other claims related to intellectual property rights. Although StoneCastle Financial Corp. is named as a defendant, the complaint does not allege any specific actions undertaken by StoneCastle Financial Corp. StoneCastle Financial Corp. with the other defendants filed a motion to dismiss the complaint, which was granted on May 25, 2020. The plaintiff stated its intention to appeal the Federal Lawsuit decision regarding the patent claims and pursue its other claims that were the subject of the Federal Lawsuit in state court.

The same plaintiff, Island Intellectual Property, along with Landing Rock Group LLC, a corporate affiliate, filed a lawsuit in New York state court against StoneCastle Financial Corp. and the other defendants (the "State Lawsuit") in June 2020. Except for the patent claims, the State Lawsuit alleges substantially the same claims as those asserted in the Federal Lawsuit. It does not allege any specific actions undertaken by StoneCastle Financial Corp. StoneCastle Financial Corp. believes the claims are untrue and intends to contest them in the state court.

Annual Report | StoneCastle Financial Corp.

Auditor's Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
StoneCastle Financial Corp.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of StoneCastle Financial Corp. (the "Company"), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of StoneCastle Financial Corp. as of December 31, 2020, the results of its operations for the year then ended, its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Company's auditor since 2015.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, private companies and brokers, or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2021

StoneCastle Financial Corp. | Annual Report

Dividends and Distributions

Dividends and Distributions

Dividends from net investment income are declared and paid on a quarterly basis. Distributions of net realized capital gains, if any, will be made at least annually. It is the Company's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to "regulated investment companies" or "RICs" and to distribute substantially all of its taxable income to its shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Company may at times pay out more or less than distributable income earned in any particular quarter. The Company's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Summary of Dividends Declared in 2020

Period	Amount Declared
1st Quarter 2020	$0.38
2nd Quarter 2020	$0.38
3rd Quarter 2020	$0.38
4th Quarter 2020	$0.43
$1.57

Dividend Reinvestment Plan

We have a common stock dividend reinvestment plan for our stockholders. Our plan is implemented as an "opt out" dividend reinvestment plan. As a result, if a stockholder participates in our Automatic Dividend Reinvestment Plan ("Plan") all distributions will automatically be reinvested in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder will receive distributions in cash. If a stockholder holds shares with a brokerage firm that does not participate in the Plan, the stockholder may not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those of the Plan.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by (i) dividing the total dollar amount of the dividends payable to such stockholder by (ii) 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market for the five trading days immediately prior to the valuation date to be fixed by our Board of Directors.

In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing (i) the total dollar amount of the dividends payable to such stockholder by (ii) the weighted average purchase price of such shares.

Annual Report | StoneCastle Financial Corp.

We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. Automatically reinvesting dividends and distributions does not mean that a stockholder does not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by the stockholder.

For further information or to opt-out of or withdraw from the Plan, contact the Plan Agent, Computershare Trust Company, N.A. by writing to 250 Royall Street, Canton, Massachusetts 02021.

StoneCastle Financial Corp. | Annual Report

Senior Securities

Information in the table below has been audited by Tait, Weller & Baker LLP, the Company's independent registered public accounting firm. The Company did not have any senior securities outstanding prior to June 9, 2014. Borrowings under the Credit Facility for the fiscal years ended December 31, 2020, 2019, 2018, 2017, 2016, 2015 and 2014 were as follows:

Class and Year(a)	Total Amount Outstanding(b)	Asset Coverage Per Unit(c)	Average Market Value (excludes Bank Loans)
Credit Facility
Fiscal 2013 (as of December 31, 2013)	N/A(d)	N/A(d)	N/A(d)
Fiscal 2014 (as of December 31, 2014)	$22,500,000	$7,317	N/A
Fiscal 2015 (as of December 31, 2015)	$25,000,000	$6,631	N/A
Fiscal 2016 (as of December 31, 2016)	$61,500,000	$3,253	N/A
Fiscal 2017 (as of December 31, 2017)	$25,750,000	$6,478	N/A
Fiscal 2018 (as of December 31, 2018)	$51,000,000	$3,753	N/A
Fiscal 2019 (as of December 31, 2019)	$17,700,000	$9,090	N/A
Fiscal 2020 (as of December 31, 2020)	$43,000,000	$4,274	N/A

(a)  On June 9, 2014, the Company entered into the Credit Facility, a revolving credit agreement which had an initial aggregate principal amount of up to $45,000,000 and stated maturity date of June 9, 2019. The interest rate applicable to borrowings thereunder was generally LIBOR plus an applicable margin of 2.85%. The Credit Facility's commitment was increased to $70 million on January 16, 2015. The Credit Facility was further amended in May 2017 to reflect a single lender, Texas Capital Bank, N.A., a reduced rate of LIBOR +2.35% and a maximum borrowing amount of $62 million. See "Leverage — Effects of Leverage" for a description of our revolving credit agreement.

(b)  Total amount of each class of senior securities outstanding at the end of the period.

(c)  The asset coverage ratio for senior securities representing indebtedness is calculated as our consolidated total assets, less all consolidated liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(d)  No credit facility was in place in 2013. The credit facility was put in place during 2014. See (a).

Annual Report | StoneCastle Financial Corp.

Share Price Data

The following table sets forth, for the quarters indicated, the highest and lowest prices on the NASDAQ Global Select Market per share of common stock, and the NAV per share and the premium to or discount from NAV, on the date of each of the high and low market prices. The table also sets forth the number of Shares traded on the NASDAQ Global Select Market during the respective quarters.

During	NAV per Share on Date of Market Price(1)		NASDAQ Global Select Market Price Per Share(2)		Premium/ (Discount) to NAV on Date of Market Price(3)		Trading
Quarter Ended	High	Low	High	Low	High	Low	Volume(4)
March 31, 2019	$21.63	$21.63	$22.43	$19.12	3.7%	(11.6)%	867,370
June 30, 2019	$21.80	$21.80	$22.35	$21.00	2.5%	(3.7)%	566,945
September 30, 2019	$21.75	$21.75	$22.44	$20.62	3.2%	(5.2)%	702,466
December 31, 2019	$21.83	$21.83	$23.92	$21.86	9.6%	(0.1)%	1,021,569
March 31, 2020	$19.00	$19.00	$22.96	$9.25	20.8%	(51.3)%	1,914,534
June 30, 2020	$20.27	$20.27	$18.55	$12.46	(8.5)%	(38.5)%	981,721
September 30, 2020	$20.89	$20.89	$20.09	$15.33	(3.8)%	(26.6)%	877,204
December 31, 2020	$21.44	$21.44	$21.20	$17.81	(1.1)%	(16.9)%	845,623

(1)  Based on our computations.

(2)  Source: The NASDAQ Global Select Market.

(3)  Based on our computations.

(4)  Source: Bloomberg.

On December 31, 2020, our per share NAV was $21.44 and our per share market price was $19.25, representing a 10.21% discount to such NAV.

We cannot predict whether our common stock will trade at a premium or discount to NAV in the future. Our issuance of common stock may have an adverse effect on prices for our common stock in the secondary market by increasing the number of common shares available, which may put downward pressure on the market price for our common stock.

Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a "discount"). The possibility that our shares will trade at a discount from NAV is a risk separate and distinct from the risk that our NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares are not redeemable at the request of stockholders. We may repurchase our shares in the open market or in private transactions, although we have no present intention to do so. Stockholders desiring liquidity may, subject to applicable securities laws, trade their shares on the NASDAQ Global Select or other markets on which such shares may trade at the then current market value, which may differ from the then current NAV.

StoneCastle Financial Corp. | Annual Report

Fee Table and Example

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Other expenses are estimated and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you" or "us" or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses. We caution you that certain of the indicated percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder Transaction Expenses (as a percentage of offering price):
Sales Load(1)	3.0%
Offering Expenses(2)	0.14%
Dividend Reinvestment Plan Expenses(3)	None
Total Stockholder Transaction Expenses	3.14%
Annual Expenses (as a percentage of net assets attributable to common stock):
Management Fees(4)	2.55%
Interest payments on borrowed funds(5)	1.10%
Acquired fund fees and expenses(6)	0.00%
Other Expenses (estimated for the current fiscal year)(7)	1.47%
Total Annual Expenses(8)	5.12%

(1)  In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.

(2)  The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)  The expenses associated with the administration of our dividend reinvestment plan are included in "Other Expenses." Participants in the dividend reinvestment plan that instruct the plan administrator to sell shares obtained under the plan may be accessed a $15 transaction fee by the plan administrator and the proceeds of such sale will be net of brokerage commissions, fees and transaction costs. For more details about the plan, see "Dividend Reinvestment Plan."

(4)  For the purposes of calculating our expenses, we have assumed the maximum contractual management fee of 1.75% of Managed Assets. See "Management — Management Agreement."

(5)  We entered into a revolving credit agreement on June 9, 2014. Interest expense assumes that leverage will represent approximately 30% of our Managed Assets (as defined under "Management — Management Agreement — Management Fee") and charge interest or involve payment at a rate set by an interest rate transaction at the rate of 2.46% as of February 26, 2021. We have assumed for purposes of these expense estimates that we will utilize leverage for the entire year.

(6)  Includes fees and expenses of approximately 0.00% incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) investment companies, or (ii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

(7)  Pursuant to the management agreement, our Adviser furnishes us, or arranges for the furnishing of office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). We bear all expenses incurred in our operations, and we will bear the expenses related to any future offering. "Other Expenses" above includes all such costs not borne by our Adviser, which may include but are not limited to overhead costs of our business, commissions, fees paid to CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the ABA, as part of our exclusive investment referral and endorsement relationships with those subsidiaries, fees and expenses connected with our investments and auditing, accounting and legal expenses. Our agreements with CAB Marketing, LLC and CAB, L.L.C. terminated effective August 31, 2020, and require an additional payment of $150,000 in the year following termination

Annual Report | StoneCastle Financial Corp.

in recognition of the trailing benefit of the CAB name license. See "Management — Management Agreement — Payment of Our Expenses." "Other Expenses" also includes Acquired Fund fees and expenses, which expenses are estimated to not exceed one basis point of our average net assets for the current fiscal year.

(8)  Total Annual Expenses may not correlate to the ratio of expenses to average net assets disclosed in the Company's annual and semi-annual reports to stockholders in the financial highlights table, which reflects operating expenses of the Company and does not include "Acquired Fund" fees and expenses.

Example

The following example demonstrates the hypothetical dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon the assumption that our annual operating expenses remain at the levels set forth in the table above and that the annual return on investments before fees and expenses is 5%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$81	$180	$279	$524

The purpose of the table and example above is to assist you in understanding the various costs and expenses that an investor in any future offering will bear directly or indirectly. The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at NAV, participants in our dividend reinvestment plan may receive common stock valued at the market price in effect at that time. This price may be at, above or below NAV. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

StoneCastle Financial Corp. | Annual Report

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Company, if any, paid during its taxable year ended December 31, 2020.

31.37% of ordinary income dividends paid qualify for the corporate dividends-received deduction.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), 34.54% of ordinary dividends paid during the fiscal year ended December 31, 2020 are designated as "qualified dividend income," as defined in the Act, and are subject to reduced tax rates.

Eligible shareholders were mailed a 2020 Form 1099-DIV in early 2021. This reflected the tax character of all distributions paid in calendar year 2020.

Additional Information

Availability of Quarterly Schedule of Investments

The Company files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company's Form N-PORT is available on the SEC's website at http://www.sec.gov.The Company's Form N-PORT may also be obtained upon request and without charge by calling Investor Relations (212) 468-5441 or on the Company's website at www.StoneCastle-Financial.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling Investor Relations (212) 468-5441; (2) at www.StoneCastle-Financial.com; and (3) on the SEC's website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Company voted proxies relating to securities held in the Company's portfolio during the Annual period ended June 30 is available upon request and without charge (1) at www.StoneCastle-Financial.com or by calling Investor Relations (212) 468-5441 and (2) on the SEC's website at http://www.sec.gov.

Annual Report | StoneCastle Financial Corp.

Results of February 7, 2020 Stockholders Meeting

The special meeting of Stockholders of StoneCastle Corp ("the Company") was held on February 7, 2020. A description of the proposal and number of shares voted at the Meeting are as follows:

Proposal 1:

To approve a new management agreement between the Company and StoneCastle-ArrowMark Asset Management, LLC ("StoneCastle-ArrowMark"), which, upon consummation of the Transaction, will replace the Company's current investment adviser, StoneCastle Asset Management LLC (the "Current Adviser").

Voted For	Against	Abstain
3,060,517	65,013	293,989

Proposal 2:

To elect eight director nominees to the Board of Directors of the Company (the "Board") effective and conditioned upon the closing of the sale transaction described in the proxy statement for the Special Meeting, (A) Alan Ginsberg, Emil W. Henry, Jr. and Karen Reidy to serve as Class I Directors for a term expiring at the 2020 Annual Meeting of Stockholders of the Company, (B) Michael Van Praag and Michael Stolper to serve as Class II Directors for a term expiring at the 2021 Annual Meeting of Stockholders of the Company, and (C) Guy Arnold, John Scott Emrich and Sanjai Bhonsle to serve as Class III Directors for a term expiring at the 2022 Annual Meeting of Stockholders of the Company, or in each case until his or her successor is duly elected and qualified.

	Voted For	Voted Against	Abstain
Alan Ginsberg (Class I)	3,055,462	65,013	293,989
Emil W. Henry Jr. (Class I)	3,071,595	58,754	305,302
Karen Reidy (Class I)	3,077,269	53,937	293,986
Michael Van Praag (Class II)	3,053,241	51,313	290,936
Michael Stolper (Class II)	3,049,707	57,016	309,262
Guy Arnold (Class III)	3,053,491	57,549	312,262
John Scott Emrich (Class III)	3,054,002	55,859	310,168
Sanjai Bhonsle (Class III)	3,064,256	55,748	309,768

VOTE REQUIREMENTS/NOTES

Quorum Requirement: Under the Company's Amended and Restated By-Laws, the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock of the Company entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business at the Special Meeting.

StoneCastle Financial Corp. | Annual Report

Required Vote (proposal 1)

To approve the New Investment Advisory Agreement. The approval of the New Investment Advisory Agreement requires a "1940 Act majority". A "1940 Act majority" means the affirmative vote of the lesser of (1) 67% or more of the shares of the Company's stock present or represented by proxy and entitled to vote at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy and entitled to vote at the Special Meeting and (2) more than 50% of the outstanding shares of the Company's stock present or represented by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes, if any, will have the effect of a vote "AGAINST" Proposal 1.

Required Vote (proposal 2)

To elect the director nominees: The affirmative vote of a plurality of the votes cast by all shares of the Company's stock present or represented by proxy and entitled to vote at the Special Meeting is required to elect the director nominees. A "plurality" means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as directors. The election of the new directors is subject to the closing of the Transaction. Stockholders may not cumulate their votes. "Withhold" votes and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on Proposal 2.

Annual Report | StoneCastle Financial Corp.

Results of June 19, 2020 Stockholders Meeting

The annual meeting of Stockholders of StoneCastle Corp ("the Company") was held on June 19, 2020. A description of the proposal and number of shares voted at the Meeting are as follows:

Proposal 1:

To elect three Class I Directors of the Company, to serve for a term ending at the 2023 Annual Meeting of Stockholders of Stone Castle Financial Corp. and when his or her successor is duly elected and qualifies.

	Voted For	Abstain
Alan Ginsberg	5,638,206	70,082
Emil W. Henry Jr.	5,638,419	69,869
Karen Reidy	5,645,067	63,221

Proposal 2*:

The Board to approve an Agreement and Plan of Reorganization pursuant to which the Company would be reorganized into a newly formed Deleware statutory trust.

Voted For	Against	Abstain	Non Votes
2,270,025	51,903	48,687	3,337,673

*  Proposal 2 was not approved since the required number of votes to reach a quorum was not abtained.

StoneCastle Financial Corp. | Annual Report

Management

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of our board of directors. Accordingly, our board of directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Our Advisor is responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of our Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director is c/o StoneCastle Financial Corp., 100 Fillmore Street, Suite 325, Denver, CO 80206. Our board of directors will initially consist of three directors who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "Investment Company Act")) of our Advisor or its affiliates and two directors who are "interested persons." Our directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and we refer to them as "independent directors." We refer to the directors who are "interested persons" (as defined in the Investment Company Act) are referred to below as "interested directors." Under our certificate of incorporation, the board is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Interested Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Sanjai Bhonsle	50	Chairman, Class III Director	2022	Partner and Portfolio Manager of ArrowMark Partners, 2012 to Present	Brown (RI) Management, LLC and Affiliates from 2018 — Present
Karen Reidy, CFA	53	Class I Director	2020	Partner and Portfolio Manager at ArrowMark Partners from 2008 — Present	Brown (RI) Management, LLC and Affiliates from 2018 — Present

Independent Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Alan Ginsberg	59	Class I Director, Chairman of Audit Committee	2020	Senior Advisor, StoneCastle Partners from 2010-2013; Managing Director Barclays Bank August 2017 — Present	External Advisory Board of Peabody Museum at Yale University

Annual Report | StoneCastle Financial Corp.

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Emil Henry	60	Director, Member of Audit Committee and Lead Independent Director	2020	CEO and Founder of Tiger Infrastructure Partners	Director of Easterly Government Properties, Director of numerous private companies that are Tiger Infrastructure portfolio companies
Michael P. Van Praag	62	Class II Director	2021	Private Investor, 4/2017 to Present; Senior VP, JPMorgan Chase Bank, N.A. from 1981-2017	None
Michael Stolper	75	Class II Director	2021	Financial Advisor at Stolper & Co. from 1975-2017	Director of Meridian Funds from 1985 — Present; Director of Windowpane Funds (one portfolio)
Guy M. Arnold	53	Class III Director	2022	Manager at GMA Holdings, LLC from 2013-2015; Chief Operating Officer and President of Real Estate at Hunt Companies, Inc. from 2015 — Present	Director of Meridian Funds from 2015 — Present; Director of MidFirst Bank, Director of The Children's Hospital of Colorado Finance Committee
John S. Emrich	53	Class III Director	2022	Director of Meridian Funds from 2010 — Present; Director of Destra Funds from 2015 — Present	Director of Meridian Funds from 2010 — Present; Director of Destra Funds from 2015 — Present

Executive Officers Who are not Directors

Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Patrick J. Farrell, CPA	61	Chief Financial Officer	Since April 1, 2014	Chief Financial Officer of StoneCastle Partners, LLC from April 2014 to Present.
Rick Grove	52	Chief Compliance Officer	Since September 2013

Chief Compliance Officer of ArrowMark Colorado Holdings, LLC.; formerly Chief Operating Officer, ArrowMark Colorado Holdings, LLC.; Vice President, Secretary and Chief Compliance Officer of Meridian Fund, Inc.

David Lentinello	59	Secretary	Since November 2013	Controller of StoneCastle Partners, LLC 2013 to August 2020; Controller of ArrowMark Colorado Holdings, LLC August 2020 to Present

StoneCastle Financial Corp. | Annual Report

Biographical Information

Interested Directors

The following sets forth certain biographical information for our Interested Directors. An Interested Director is an "interested person" as defined in Section 2(a)(19) of the 1940 Act:

Sanjai Bhonsle. Sanjai joined ArrowMark in October 2012 and serves as Partner and Portfolio Manager for ArrowMark's leveraged loan investments and CLO funds. Prior to joining ArrowMark, he founded MB Consulting Partners in 2009, where he specialized in financial and operational restructuring advisory to stressed and distressed middle-market companies. With more than 10 years of restructuring experience, he has led several assignments across variot1s industries. Sanjai was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Blackstone Group, and member of the Investment and Management Committee (2005-2009). Prior to joining GSO Capital Partners, Sanjai was an Assistant Portfolio Manager for RBC Capital Partners' debt investment group and was a member of the Investment Committee (2001-2005). He also led the group's restructuring efforts related to distressed investments and represented the firm's interests on creditor committees. From 1999-2001, Sanjai was a Senior Investment Analyst at lndosuez Capital Partners. Sanjai received a bachelor's degree in Mechanical Engineering from the University of Wisconsin — Madison and an MBA from the Eli Broad Graduate School of Management at Michigan State University.

Karen Reidy. Ms. Reidy is a founding Partner and co-manages ArrowMark's collateralized loan obligation and specialty finance investments and research analyst team. Prior to founding ArrowMark, Ms. Reidy served as Executive Vice President and Portfolio Manager at Janus capital, managing $10 billion for two strategies: Janus Balanced Fund and Janus Core Equity Fund, as well as institutional separate accounts (2000-2005). Ms. Reidy was also the Assistant Portfolio Manager of the Janus Fund (1998-2000). She joined Janus Capital as an equity analyst in 1995. Prior to Janus Capital Group, she worked at PricewaterhouseCoopers LLC in the audit and mergers and acquisitions departments. Ms. Reidy graduated from the University of Colorado with a bachelor's degree and holds the Chartered Financial Analyst designation

Independent Directors

The following sets forth certain biographical information for our Independent Directors. Independent Directors are not "interested persons" of StoneCastle Financial Corp., as defined by the 1940 Act:

Alan Ginsberg. Mr. Ginsberg has more than 30 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers Inc. in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at DLJ through the merger with Credit Suisse First Boston until 2004, when he was recruited to Head HSBC Bank USA's Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Banc of America Securities Financial Institutions Group. Currently, Mr. Ginsberg is a Managing Director of Barclay's and has advised on more than 70 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves on Yale's Peabody Museum Advisory Board, and he served as a Senior Advisor to StoneCastle Partners from 2010 until May 2013.

Annual Report | StoneCastle Financial Corp.

Emil W. Henry, Jr. Mr. Henry is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm's investment activities. Mr. Henry began the formative part of his career at Morgan Stanley in the mid-1980s in that firm's merchant banking arm where he executed management buyouts for Morgan Stanley's flagship private equity fund. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Michael P. Van Praag. Mr. Van Praag has an extensive background in the financial industry as a JPMorgan Chase executive with over 35 years of experience in banking, commercial lending, cash management, treasury services and capital markets. Based upon his depth of experience, Mr. Van Praag possesses a keen understanding of the securities industry and banking-related activity that is of direct relevance to BANX's investment strategy. He also holds a Master of Business Administration degree in Banking and Finance.

Michael Stolper. Mr. Stolper provides broad financial advisor, and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 35 years. Based upon his years of experience, he possesses a keen understanding of the securities industry and the regulatory framework applicable to it, including the funds. He also holds a Master of Arts degree in Finance.

Guy M. Arnold. Mr. Arnold has extensive leadership experience in the financial services industry, having held leadership positions at various investment management firms for over 20 years. As President of Dividend Capital Diversified Property Fund, Mr. Arnold oversaw all aspects of a $2.9 billion real estate investment trust ("REIT") and he is currently the Owner and Manager of GMA Holdings, LLC a commercial real estate investment firm. Mr. Arnold also served as a member of the Board of Directors for Steele Street Bank & Trust and is a member of the Board of Directors of the Children's Hospital of Colorado Finance Committee. Mr. Arnold received his Bachelor of Arts degree from the University of Virginia and has been working in the financial services industry since his graduation in 1990.

John S. Emrich. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. For four years, Mr. Emrich served on the board of directors for Iroquois Valley Farms, an organic farmland REIT. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm. Mr. Emrich is the founder and CEO of Red Earth Finance, LLC.

Executive Officers Who Are Not Directors

Patrick J. Farrell. Chief Financial Officer. Mr. Farrell has over 30 years of hands-on management experience in finance and accounting, specifically focused on domestic and offshore mutual funds, bank deposit account programs, investment advisory and broker dealer

StoneCastle Financial Corp. | Annual Report

businesses. Prior to joining StoneCastle Partners as Chief Financial Officer in February 2014, Mr. Farrell was CFO/COO of the Emerging Managers Group, L.P., a specialty asset management firm focused on offshore mutual funds. Prior to that, Mr. Farrell was CFO at Reserve Management, where he oversaw all financial activities for the company. Earlier in his career, he held financial positions at Lexington Management, Drexel Burnham, Alliance Capital and New York Life Investment Management, all focused on investment advisory and mutual fund activities. He began his career at Peat Marwick Mitchell & Co. Mr. Farrell holds a B.S. in Business Administration-Accounting from Manhattan College. Mr. Farrell is a Certified Public Accountant in New York State and a member of the American Institute of Certified Public Accountants.

Rick Grove. Rick is the Chief Compliance Officer at ArrowMark Partners. He was previously Vice President and Chief Compliance Officer for Black Creek Global Advisors {2007-2008). Prior to that position, Rick served as Vice President and Chief Compliance Officer for Madison Capital Management (2005-2007), Assistant Vice President and Director of Compliance at Janus Capital Group (1993-2005), and Fund Accountant for Oppenheimer Funds (1992-1993). Rick graduated from the University of Wyoming with a bachelor's degree in Accounting.

David Lentinello. Secretary. Mr. Lentinello has over 35 years of hands-on operational and management experience in the area of finance and accounting, specifically focused in domestic equity and fixed income mutual funds, money market funds, separately managed accounts, private equity and private debt funds. Prior to Joining StoneCastle Partners and ArrowMark Partners as Fund Controller in 2013 and 2020, respectively, Mr. Lentinello was Director of Fund Administration and Accounting at Reserve Management and held similar positions at J.P. Morgan Chase, Morgan Stanley Asset Management and Drexel Burnham Lambert. Mr. Lentinello received his Masters degree in Corporate Finance from Adelphi University and his undergraduate degree in Accounting from Saint Francis College.

Additional information regarding the Directors of StoneCastle Financial Corp. can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling 1-877-373-6374 and is also available on the Company's website at http://www.stonecastle-financial.com

Annual Report | StoneCastle Financial Corp.

Privacy Notice

StoneCastle Financial Corp. ("we" or "us") is committed to maintaining your right to privacy. Protecting the information we receive as part of our relationship with you is of primary importance to us. Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.

Information We Collect

We must collect certain personally identifiable financial information about our customers to provide financial services and products. Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available. The personally identifiable financial information that we gather during the normal course of doing business with you may include:

1. information we receive from you on applications or other forms;

2. information about your transactions with us, our affiliates, or others;

3. information collected through the Internet; and

4. information we receive from a consumer reporting agency.

Information We Use

The information that we collect and store relating to you is primarily used to enable us to provide our services to you in the best possible manner. In addition, we may use the information for the following purposes:

1. To provide you with information relating to us;

2. To provide third parties with statistical information about the users of our website;

3. To monitor and conduct an analysis of our Website traffic and usage patterns; and

4. To analyze trends.

Information We Disclose

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law, or as necessary to provide services to you. We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors, regulators and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

If you have questions or comments about our privacy practices, please call us at (212) 468-5441.

StoneCastle Financial Corp. | Annual Report

StoneCastle Financial Corp.

BOARD OF DIRECTORS

Interested Directors(1)

Sanjai Bhonsle, Chief Executive Officer and Chairman of the Board of Directors

Karen Reidy, Director

Independent Directors

Guy M. Arnold

John S. Emrich

Alan Ginsberg

Emil Henry, Jr.

Michael P. Van Praag

Michael Stolper

OFFICERS

Patrick J. Farrell, Chief Financial Officer

Rick Grove, Chief Compliance Officer

David Lentinello, Secretary

INVESTMENT ADVISOR

StoneCastle-ArrowMark Asset Management, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

(1) As defined under the Investment Company Act of 1940, as amended.

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant (sometimes referred to herein as “Company”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at www.stonecastle-financial.com.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors determined that John Emrich, Alan Ginsberg and Michael Van Praag qualify and serve as audit committee financial experts on the audit committee and each is “independent” as defined by Item 3 of Form N-CSR.

Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich is a Chartered Financial Analyst and served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions, he also performed business valuations an appraisal analyses at KPMG Peat Marwick, an accounting firm.

Mr. Ginsberg has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Mr. Ginsberg has been involved in providing financial advisory services to financial institutions for more than 25 years. Mr. Ginsberg’s financial advisory services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Mr. Van Praag has an extensive background in the financial industry as a JPMorgan Chase executive with over 35 years of experience in banking, commercial lending, cash management, treasury services and capital markets. Based upon his depth of experience, Mr. Van Praag possesses a keen understanding of the securities industry and banking-related activity that is of direct relevance to the Company’s investment strategy. He also holds a Master of Business Administration degree in Banking and Finance.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,000 for 2020 and $45,000 for 2019.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2020 and $3,000 for 2019.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)	Audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee (“Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific preapproval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval unless the Committee provides for a different period. The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman, or any other Committee member, the authority to approve the provision of and fees for any specific engagement of permitted non-audit services.

(e)(2)	None of the services described in Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2020 and $0 for 2019.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee. The members of the audit committee are: John Emrich, Alan Ginsberg, and Michael Van Praag.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Company’s Proxy Voting Policies and Procedures is attached herewith.

STONECASTLE FINANCIAL CORP.

PROXY VOTING PROCEDURES

A.	General

The board of directors (the “Board”) of StoneCastle Financial Corp. (the “Company”), including a majority of the directors that are not “interested persons” of the Company under Section 2(a)(19) of the Investment Company Act of 1940, as amended, have adopted these proxy voting policies for the Company in substantially the same form as they apply to all clients of StoneCastle Asset Management LLC (the “Advisor”). Subject to the Board’s oversight, the implementation of the Company’s proxy voting policy has been delegated to the Advisor. It is the policy of the Advisor to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom the Advisor provides discretionary investment management services and has authority to vote their proxies. The Advisor will make every effort to consult with the portfolio manager and/or analyst covering the security subject to each proxy.

All proxy voting decisions made by the Advisor on behalf of the Company will be determined by the Advisor’s Investment Committee and executed by the Company’s Chief Executive Officer (the “CEO”).

The Advisor, on behalf of the Company, will vote for routine matters (e.g. the ratification of auditors, etc.) in accordance with the recommendation of the Advisor’s Investment Committee unless the Advisor determines it has a conflict of interest with respect to such vote or the Advisor determines that there are other reasons not to vote in accordance with the recommendation of the Advisor’s Investment Committee.

The Advisor, on behalf of the Company, will vote or abstain from voting if deemed appropriate, on non-routine matters (e.g. the election of directors, amendments to governing instruments, compensation proposals, corporate governance proposals, shareholder proposals, etc.) on a case-by-case basis in a manner it believes to be in the best economic interests of the Company’s stockholders.

Although the Advisor will generally vote against proposals that may have a negative impact, the Advisor may vote for such a proposal if there is a compelling long-term reason to do so. The Advisor may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

The CEO is responsible for monitoring the Advisor’s actions under this proxy voting policy and for ensuring that:

•	Proxies are received and forwarded to the appropriate decision makers; and

•	Proxies are voted in a timely manner upon receipt of voting instructions.

The Advisor, on behalf of the Company, is not responsible for voting proxies that it or the Company does not receive, but will make reasonable efforts to obtain missing proxies.

The CEO is responsible for implementing and executing procedures designed to identify and monitor potential conflicts of interest that could affect the proxy voting process including:

•	Significant relationships between the Advisor, its affiliates and clients on one hand and the Company on the other;

•	Other potential material business reiationships of the Advisor, its affiliates and clients on one hand and the Company on the other; and

•	Material personal and family relationships of the Advisor, members of the Advisory Committee, its officers, members and directors on one hand and the Company on the other.

The Advisor’s policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest. Conflicts of interest that involve the Advisor, its affiliates and its officers, directors, members or employees on one hand, and the Company on the other, will generally be fully disclosed and/or resolved in a way that favors the interests of the Company over the interests of the Advisor, its affiliates and its officers, directors, members or employees. If an employee of the Advisor believes that a conflict of interest has not been identified or appropriately addressed, that employee should promptly bring the issue to the attention of the Advisor’s Chief Compliance Officer.

Conflicts based on a business relationship with the Advisor or any affiliate will be considered only to the extent that the Advisor has actual knowledge of such relationships. If the Advisor determines that voting a particular proxy would create a material conflict of interest between the Advisor’s interests and the interests of clients, the Advisor may:

•	disclose the conflict to the client and obtain the client’s consent before voting the proxy; or

2

•	establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

B.	Reporting and Disclosure

Once each year, the Advisor on behalf of the Company, or its designee, shall provide the entire voting record of the Company for the past year electronically in accordance with the posting of such proxy voting records by the Company on Form N-PX. The Advisor may delegate the preparation and filing of Form N-PX to the Company’s administrator or other service provider.

The Advisor shall disclose in its Form ADV how other clients can obtain information on how their securities were voted. The Advisor shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request. A description of the proxy voting policy and procedures is also available upon request on the SEC website.

C.	Recordkeeping

The Company shall retain records relating to the voting of proxies, including:

1	A copy of these proxy voting policy and procedures.

2	A copy of each proxy statement received by the Company regarding its portfolio securities.

3	A record of each vote cast by the Advisor on behalf of the Company.

4     A copy of each written request by the Company on how the Advisor voted proxies on behalf of its account, and a copy of any written response by the Advisor.

5     A copy of any document prepared by the Advisor that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the Company’s principal place of business.

Adopted September 10, 2013

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The registrant is managed by a team of investment professionals comprised of Sanjai Bhonsle, Chief Executive Officer, Karen Reidy, Partner, and Kaelyn Abrell, Partner. Sanjai Bhonsle is one of the Fund’s portfolio managers and is responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments.

Name	Position(s) Held with Company	Principal Occupations Last 5 Years
Sanjai Bhonsle	Chairman and Chief Executive Officer	Partner and Portfolio Manager of ArrowMark Partners, 2013 to Present

Karen Reidy	Class I Director	Founding Partner of ArrowMark Partners, 2009 to Present

Kaelyn Abrell	Portfolio Manager	Partner and Portfolio Manager of ArrowMark Partners since 2010

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

As of February 19, 2021:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Sanjai Bhonsle	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	0	Not applicable	Not applicable	$0
	Other Accounts:	14	$4.5 billion	4	$1.2 billion
Karen Reidy	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	0	Not applicable	Not applicable	$0
	Other Accounts:	14	$4.5 billion	4	$1.2 billion
Kaelyn Abrell	Registered Investment Companies:	1	$58 million	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	8	$1.7 billion	8	$1.7 billion
	Other Accounts:	1	$355 million	1	$355 million

Potential Conflicts of Interests

The Advisor and its affiliates manage funds and accounts other than those of the registrant that have similar investment objectives. The investment policies, Advisor compensation arrangements and other circumstances of the registrant may vary from those of these other funds and accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the registrant and those other accounts. In certain cases, investment opportunities may be made available to the registrant by our Advisor other than on a pro rata basis. For example, the registrant may desire to retain an asset at the same time that one or more of those other funds or accounts desires to sell, or the registrant may not have additional capital to invest at the same time as such other funds and accounts. The Advisor intends to allocate investment opportunities to the registrant and those other funds and accounts in a manner that they believe, in their good faith judgment and based upon their fiduciary duties, to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the registrant and other funds or accounts.

There may be situations in which one or more funds or accounts managed by the Advisor or its affiliates might invest in different securities issued by the same company. It is possible that if the target company’s financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments. In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duties to enable it to act fairly to each of its clients in the circumstances. Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

Our board of directors, including a majority of our directors who are independent, is responsible for reviewing and approving the terms of all transactions between the registrant and the Advisor or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of the registrant’s investments and investment transactions and the review of any investment decisions that may present potential conflicts of interest among the Advisor and its affiliates, on one hand, and the registrant, on the other. The board of directors, including a majority of the directors who are independent, is also responsible for reviewing the Advisor’s performance and the fees and expenses that paid to the Advisor. In addition, the Adviser has adopted policies that are intended to provide reasonable oversight fair and equitable treatment to the Advisor’s clients over time.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Portfolio Manager compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and ownership economics of the Advisor and its affiliates.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of Advisor and its affiliates, the performance of the portfolio manager’s group, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of the strategies under management.

Other Compensation Benefits.

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive ownership economics of the Advisor and its affiliates.

(a)(4)	Disclosure of Securities Ownership

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Sanjai Bhonsle	$10,001 - $50,000
Karen Reidy	None
Kaelyn Abrell	None

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics – See Item 2.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StoneCastle Financial Corp.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer & Chairman of the Board
(principal executive officer)

Date	March 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer & Chairman of the Board
(principal executive officer)

Date	March 1, 2021

By (Signature and Title)*	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)

Date	March 1, 2021

* Print the name and title of each signing officer under his or her signature.